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                                                            EXHIBIT NO. 99.7(e)
                                                           As of: 26 April 2005

                        EXHIBIT A TO CUSTODIAN CONTRACT

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                                             STATE STREET            CHASE
          NAME OF TRUST/PORTFOLIO              PORTFOLIO           PORTFOLIO
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I.   MFS Family of Funds

     MFS Series Trust I:
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     Cash Reserve Fund (MCF)                        x
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     Core Equity Fund (RGI)                         x
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     Core Growth Fund (CGF)                         x
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     Managed Sectors Fund (MMS)                                         x
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     New Discovery Fund (NDF)                       x
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     Research International Fund (RIF)              x
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     Strategic Growth Fund (AGF)                    x
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     Technology Fund (SCT)                          x
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     Value Fund (EIF)                               x
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     MFS Series Trust II:
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     Emerging Growth Fund (MEG)                                         x
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     Large Cap Growth Fund (MCG)                                        x
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     MFS Series Trust III:
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     High Income Fund (MFH)                                             x
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     High Yield Opportunities Fund (HYO)            x
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     Municipal High Income Fund (MMH)              N/A                 N/A
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     MFS Series Trust IV:
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     Gov't. Money Mkt. Fund (MMG)                   x
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     Mid Cap Growth Fund (OTC)                                          x
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     Money Market Fund (MMM)                        x
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     Municipal Bond Fund (MMB)                     N/A                 N/A
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     MFS Series Trust V:
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     International New Discovery Fund (MIO)         x
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     Research Fund (MFR)                                                x
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     Total Return Fund (MTR)                                            x
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     MFS Series Trust VI:
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     Global Equity Fund (MWE)                                           x
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     Global Total Return Fund (MWT)                                     x
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     Utilities Fund (MMU)                                               x
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     MFS Series Trust VII:
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       Capital Opportunities Fund (MVF)                                 x
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     MFS Series Trust VIII:
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       Strategic Income Fund (MSI)                                      x
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       Global Growth Fund (WGF)                     x
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       MFS Tax Managed Equity Fund (TME)            x
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     MFS Series Trust IX:
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     Bond Fund (MFB)                                                    x
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     Emerging Opportunities Fund (MCV)              x
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     Inflation-Adjusted Bond Fund (IAB)             x
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     Intermediate Inv. Grade Bond Fund (IBF)        x
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     Limited Maturity Fund (MLM)                                        x
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     Municipal Ltd. Maturity Fund (MML)            N/A                 N/A
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     Research Bond Fund (RBF)                       x
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     Research Bond Fund J  (RBJ)                    x
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     MFS Series Trust X:
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     Aggressive Growth Allocation Fund (AGG         x
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     Conservative Allocation Fund (CON)             x
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     Emerging Markets. Debt Fund (EMD)              x
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     Emerging Markets Equity Fund (FEM)             x
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     Floating Rate High Income Fund (FRH)           x
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     Gemini U.K. Fund (GKF)                         x
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     Global Value Fund (GOF)                                            x
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     Growth Allocation Fund (GRO)                   x
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     International Diversification Fund (MDI)       x
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     International. Growth Fund (FGF)               x
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     International Value Fund (FGI)                 x
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     Moderate Allocation Fund (MOD)                 x
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     New Endeavor Fund (NEF)                        x
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     Strategic Value Fund (SVF)                     x
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     MFS Series Trust XI:
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     Mid Cap Value Fund (MDF)                       x
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     Union Standard Equity Fund (UNE)               x
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     MFS Municipal Series Trust:
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     AL Municipal Bond Fund (MAL)                  N/A                 N/A
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     AR Municipal Bond Fund (MAR)                  N/A                 N/A
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     CA Municipal Bond Fund (MCA)                  N/A                 N/A
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     FL Municipal Bond Fund (MFL)                  N/A                 N/A
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     GA Municipal Bond Fund (MGA)                  N/A                 N/A
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     MD Municipal Bond Fund (MMD)                  N/A                 N/A
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     MA Municipal Bond Fund (MMA)                  N/A                 N/A
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     MS Municipal Bond Fund (MMP)                  N/A                 N/A
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     NY Municipal Bond Fund (MNY)                  N/A                 N/A
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     NC Municipal Bond Fund (MNC)                  N/A                 N/A
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     PA Municipal Bond Fund (MPA)                  N/A                 N/A
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     SC Municipal Bond Fund (MSC)                  N/A                 N/A
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     TN Municipal Bond Fund (MTN)                  N/A                 N/A
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     VA Municipal Bond Fund (MVA)                  N/A                 N/A
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     WV Municipal Bond Fund (MWV)                  N/A                 N/A
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     Municipal Income Fund (MMI)                   N/A                 N/A
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     Stand-Alone Funds:
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     Government Limited Maturity Fund (MGL)        N/A                 N/A
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       Government Securities Fund (MGS)            N/A                 N/A
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     Growth Opportunities Fund (MGO)                                    x
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     MA Investors Growth Stock Fund (MIG)                               x
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     MA Investors Trust (MIT)                       x
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II.  MFS Closed-End Funds
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     Charter Income Trust (MCR)                     x
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     Government. Markets. Income Trust (MGF                             x
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     Intermediate Income Trust (MIN)                x
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     Multimarket Income Trust (MMT)                                     x
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     Municipal Income Trust (MFM)                  N/A                 N/A
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     Special Value Trust (MFV)                                          x
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III. MFS Institutional Funds
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     MFS Institutional Trust (MFSIT):
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     Inst. International Equity Fund (IIE)          x
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     Inst. Large Cap Growth. Fund (ILC)             x
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     Inst. Large Cap Value Fund (ILV)               x
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     Inst. Int'l Research Equity Fund (IRE)         x
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     MFS Variable Insurance Trust (MVI):
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     Capital Opportunities Series (VVS)                                 x
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     Emerging Growth Series (VEG)                                       x
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     Global Equity Series (VGE)                     x
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     High Income Series (VHI)                                           x
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     Investors Growth Stock Series (VGS)            x
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     Investors Trust Series (VGI)                                       x
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     Mid Cap Growth Series (VMG)                    x
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     Money Market Series (VMM)                      x
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     New Discovery Series (VND)                     x
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     Research Bond Series (VFB) (fka Bond Series)                       x
Series)
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     Research Series (VFR)                                              x
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     Research International Series (VRI)            x
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     Strategic Income Series (VWG) ( fka                                x
     Global Governments Series)
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     Total Return Series (VTR)                                          x
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     Utilities Series (VUF)                                             x
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     Value Series (VLU)                                                 x
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IV.  MFS/Sun Life Series Trust
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     Bond Series (BDS)                              x
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     Capital Appreciation Series (CAS)                                  x
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     Capital Opportunity Series (VAL)               x
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     Emerging Growth Series (EGS)                                       x
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     Emerging Markets Equity Series (FCE)           x
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     Global Governments Series (WGS)                                    x
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     Global Growth Series (WGO)                     x
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     Global Total Return Series (WTS)                                   x
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     Government. Securities Series (GSS)           N/A                 N/A
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     High Yield Series (HYS)                                            x
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     International. Growth Series (FCI)             x
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     International Value Series (FCG)               x
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     Mass. Inv. Growth Stock Series (MIS)           x
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     Mass. Investors Trust Series (CGS)                                 x
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     Mid Cap Growth Series (MCS)                                        x
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     Mid Cap Value Series (MVS)                     x
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     Money Market Series (MKS)                      x
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     New Discovery Series (NWD)                     x
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     Res. Gr. and Inc. Series (RGS)                 x
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     Research International Series (RSS)            x
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     Research Series (RES)                                              x
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     Strategic Growth Series (SGS)                  x
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     Strategic Income Series (SIS)                  x
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     Strategic Value Series (SVS)                   x
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     Technology Series (TKS)                        x
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     Total Return Series (TRS)                                          x
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     Utilities Series (UTS)                                             x
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     Value Series (EIS)                             x
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V.   Compass Products
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     Cap. Appreciation Var. Acct. (CAVA)                                x
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     Gov't. Securities Var. Acct. (GSVA)           N/A                 N/A
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     Global Gov'ts. Var. Acct. (WGVA)                                   x
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     High Yield Variable Acct. (HYVA)                                   x
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     Managed Sectors Var. Acct. (MSVA)                                  x
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     Money Mkt. Variable Acct.(MMVA)                x
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     Total Return Variable Acct. (TRVA)                                 x
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MFS FUNDS LISTED IN THIS EXHIBIT A          STATE STREET BANK AND TRUST COMPANY

By:                                         By:
    ---------------------------------       -----------------------------------
    Name:  James F. DesMarais               Name:
    Title: Assistant Secretary and          Title:
    Assistant Clerk


                                            JPMORGAN CHASE INVESTOR SERVICES CO.

                                            By:
                                                -------------------------------
                                            Name:
                                            Title: